                           Schedule 14A Information

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

                              (Amendment No.  )

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Homestead Funds, Inc.
 ................................................................................
(Name of Registrant as Specified In Its Charter)

 ................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ...........................................................................

     (2)  Aggregate number of securities to which transaction applies:
     ...........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................

     (4)  Proposed maximum aggregate value of transaction:
     ...........................................................................

     (5) Total fee paid:
     ...........................................................................

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ...........................................................................

     (2)  Form, Schedule or Registration Statement No.:
     ...........................................................................

     (3)  Filing Party:
     ...........................................................................

     (4) Date Filed:
     ...........................................................................

                                  NOTES* * *

                                  * * * * *

                             HOMESTEAD FUNDS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Special Meeting of the Shareholders (the "Meeting") of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund (each, a "Fund," and collectively, the "Funds") of Homestead Funds, Inc. ("the Corporation"), will be held at the principal executive office of the Corporation, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, on Monday, November 25, 1996 at 9:30 a.m. The purpose of the Meeting is to consider the following proposals.

          1. To approve amendments to the Investment Management Agreements for the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund to change the management fees.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed October 25, 1996 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                         Anthony C. Williams, Chairman of the
                                         Board

November 4, 1996

IN ORDER TO AVOID UNNECESSARY EXPENSES, PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                             HOMESTEAD FUNDS, INC.
                             4301 WILSON BOULEVARD
                           ARLINGTON, VIRGINIA 22203

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 25, 1996

GENERAL

     This Proxy Statement is furnished to the shareholders of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund, all portfolios of the Homestead Funds, Inc., a Maryland corporation (the "Corporation") in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held at the Corporation's office, located at 4301 Wilson Boulevard, Arlington Virginia 22203 on November 25, 1996 at 9:30 a.m., or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about November 4, 1996. Instructions of shareholders are being solicited for the approval or disapproval of amendments to the investment advisory agreements for the portfolios of the Corporation.

     The Corporation consists of four portfolios (each, a "Fund," and collectively, the "Funds"), each of which is a separate series of shares of beneficial interest ("Shares"): the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund and the Value Fund. Only shares of each Fund affected will vote on the proposals for that Fund. Each outstanding full share of each Fund is entitled to one vote on the matters affecting the Fund, and each fractional share outstanding is entitled to a proportionate fractional share of one vote.

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage pre-paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

     A quorum of each Fund for the Meeting will consist of a majority of the shares of the respective Fund, issued and outstanding and entitled to vote present in person or represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposal described in this Proxy Statement are not received from the shareholders of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of voting instructions from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

     Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203;

(ii) attendance at the Meeting and voting in person; or (iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

     All expenses of the preparation and distribution of these proxy materials will be borne by RE Advisers, Inc. (the "Adviser"), the Corporation's investment adviser. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of the Adviser, or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

                                 PROPOSAL NO. 1
  APPROVAL OF AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENTS TO CHANGE THE
    MANAGEMENT FEES FOR THE DAILY INCOME FUND, THE SHORT-TERM BOND FUND, THE
            SHORT-TERM GOVERNMENT SECURITIES FUND AND THE VALUE FUND

GENERAL

     This Meeting has been called for the purpose of considering amended Investment Management Agreements, to become effective upon the first day of the month following receipt of the necessary shareholder approval, between the Adviser and the Corporation, on behalf of the Funds, which would result in an increase in the management fee paid by each Fund to the Adviser for services rendered by the Adviser to the Funds. Except for this change, as described below, the proposed amended investment management agreements (the "Amended Management Agreements") are identical in all other material respects to the existing Investment Management Agreements (the "Current Management Agreements"). The Corporation's Board of Directors (the "Board") has approved the Amended Management Agreements for each Fund, subject to approval by the shareholders of such Fund.

SUMMARY AND EFFECT OF AMENDED MANAGEMENT AGREEMENTS

  The Daily Income Fund

     Under the Current Management Agreement of the Daily Income Fund, the Corporation pays the Adviser on a monthly basis compensation at the annual rate of 0.50% of the average daily net assets of the Daily Income Fund up to $100 million, 0.40% of the average daily net assets up to the next $100 million, 0.30% of the average daily net assets up to the next $300 million, and 0.25% of such assets in excess of $500 million. In addition, the Adviser has agreed, as part of the Expense Limitation Agreement entered into with the Corporation with respect to the Daily Income Fund, to assume as its own expense and reimburse the Daily Income Fund for all Fund Operating Expenses, other than certain expenses that are capitalized and certain other non-recurring expenses, which in any fiscal year exceed 0.75% of the average daily net assets of the Daily Income Fund (the "Daily Income Fund Operating Expense Limit"). If the Fund Operating Expenses for the Daily Income Fund, as a percentage of the Daily Income Fund's average daily net assets, are less than the Daily Income Fund Operating Expense Limit and the assets of the Daily Income Fund exceed $50 million, the Fund Operating Expenses previously assumed and paid by the Adviser on behalf of the Daily Income Fund may be reimbursed by the Daily Income Fund, provided that in doing so the Daily Income Fund

Operating Expense Limit is not exceeded and the period over which the reimbursements are made does not exceed five years from the date of the first such payment. No such reimbursement has been made by the Daily Income Fund.

     Under the Amended Management Agreement of the Daily Income Fund, the Corporation would pay the Adviser a monthly fee that is equal on an annual basis to 0.50% of the average daily net assets of the Daily Income Fund. In addition, contemporaneous with adopting the Amended Management Agreement, the Adviser will continue the existing Expense Limitation Agreement with respect to the Daily Income Fund, but the Operating Expense Limit will be raised from 0.75% to 0.80% of the average daily net assets of the Daily Income Fund. Furthermore, the agreement will not contain any rights for the Adviser to receive reimbursement of any Operating Expenses assumed and paid by the Adviser on behalf of the Daily Income Fund whether previously paid or paid in the future by the Adviser.

  The Short-Term Bond Fund

     Under the Current Management Agreement of the Short-Term Bond Fund, the Corporation pays the Adviser on a monthly basis compensation at the annual rate of 0.50% of the average daily net assets of the Short-Term Bond Fund up to $50 million, 0.40% of the average daily net assets up to the next $50 million, and 0.30% of such assets in excess of $100 million. In addition, the Adviser has agreed, as part of the Expense Limitation Agreement entered into with the Corporation with respect to the Short-Term Bond Fund, to assume as its own expense and reimburse the Short-Term Bond Fund for all Fund Operating Expenses, other than certain expenses that are capitalized and certain other non-recurring expenses, which in any fiscal year exceed 0.75% of the average daily net assets of the Short-Term Bond Fund (the "Bond Fund Operating Expense Limit"). If the Fund Operating Expenses for the Short-Term Bond Fund, as a percentage of the Short-Term Bond Fund's average daily net assets, are less than the Bond Fund Operating Expense Limit and the assets of the Short-Term Bond Fund exceed $50 million, the Fund Operating Expenses previously assumed and paid by the Adviser on behalf of the Short-Term Bond Fund may be reimbursed by the Short-Term Bond Fund, provided that in doing so the Bond Fund Operating Expense Limit is not exceeded and the period over which the reimbursements are made does not exceed five years from the date of the first such payment. No such reimbursement has been made by the Short-Term Bond Fund.

     Under the Amended Management Agreement of the Short-Term Bond Fund, the Corporation would pay the Adviser a monthly fee that is equal on an annual basis to 0.60% of the average daily net assets of the Short-Term Bond Fund. In addition, contemporaneous with adopting the Amended Management Agreement, the Adviser will continue the existing Expense Limitation Agreement with respect to the Short-Term Bond Fund, but the agreement will not contain any rights for the Adviser to receive reimbursement of any Operating Expenses assumed and paid by the Adviser on behalf of the Short-Term Bond Fund whether previously paid or paid in the future by the Adviser.

  The Short-Term Government Securities Fund

     Under the Current Management Agreement of the Short-Term Government Securities Fund, the Corporation pays the Adviser on a monthly basis compensation at the annual rate of 0.50% of the average daily net assets of the Short-Term Government Securities Fund up to $50 million, 0.40% of the average daily net assets up to the next $50 million, and 0.30% of such assets in excess of $100 million. In addition, the Adviser has agreed, as part of the Expense Limitation Agreement entered into with the Corporation with respect to the Short-Term Government Securities Fund, to assume as its own expense and reimburse the Short-Term Government Securities Fund for all Fund Operating Expenses, other than certain expenses that are capitalized and certain other non-recurring expenses, which in any fiscal year exceed 0.75% of the average daily net assets of the Short-Term Government Securities Fund (the "Government Securities Fund Operating Expense Limit"). If the Fund Operating Expenses for the Short-Term Government Securities Fund, as a percentage of the Short-Term Government Securities Fund's average daily net assets, are less than the Government Securities Fund Operating Expense Limit and the assets of the Short-Term Government Securities Fund exceed $50 million, the Fund Operating Expenses previously assumed and paid by the Adviser on behalf of the Short-Term Government Securities Fund may be reimbursed by the Short-Term Government Securities Fund, provided that in doing so the Government Securities Fund Operating Expense Limit is not exceeded and the period over which the reimbursements are made does not exceed five years from the date of the first such payment. No such reimbursement has been made by the Short-Term Government Securities Fund.

     Under the Amended Management Agreement of the Short-Term Government Securities Fund, the Corporation would pay the Adviser a monthly fee that is equal on an annual basis to 0.45% of the average daily net assets of the Short-Term Government Securities Fund. In addition, contemporaneous with the adoption of the Amended Management Agreement, the Adviser will continue the existing Expense Limitation Agreement with respect to the Short-Term Government Securities Fund, but the agreement will not contain any rights for the Adviser to receive reimbursement of any Operating Expenses assumed and paid by the Adviser on behalf of the Short-Term Government Securities Fund whether previously paid or paid in the future by the Adviser.

  The Value Fund

     Under the Current Management Agreement of the Value Fund, the Corporation pays the Adviser on a monthly basis compensation at the annual rate of 0.65% of the average daily net assets of the Value Fund up to $50 million, 0.50% of the average daily net assets up to the next $50 million, and 0.40% of such assets in excess of $100 million. In addition, the Adviser has agreed, as part of the Expense Limitation Agreement entered into with the Corporation with respect to the Value Fund, to assume as its own expense and reimburse the Value Fund for all Fund Operating Expenses, other than certain expenses that are capitalized and certain other non-recurring expenses, which in any fiscal year exceed 1.25% of the average daily net assets of the Value Fund (the "Value Fund Operating Expense Limit"). If the Fund Operating Expenses for the Value Fund, as a percentage of the Value Fund's average daily net assets, are less than the Value Fund Operating Expense Limit and the assets of the Value Fund exceed $50 million, the Fund Operating Expenses previously assumed and paid by the Adviser on behalf of the Value Fund may be reimbursed by the Value Fund, provided that in doing so the Value Fund Operating Expense Limit is not exceeded and the period over which the reimbursements are made does not exceed five years from the date of the first such payment. Such reimbursement has been made by the Value Fund.

     Under the Amended Management Agreement of the Value Fund, the Corporation would pay the Adviser a monthly fee that is equal on an annual basis to 0.65% of the average daily net assets of the Value Fund up to $200 million, 0.50% of the average daily net assets up to the next $200 million, and 0.40% of such assets in excess of $400 million. In addition, contemporaneous with adopting the Amended Management Agreement, the Adviser will continue the existing Expense Limitation Agreement with respect to the Value Fund, but the agreement will not contain any rights for the Adviser to receive reimbursement of any Operating Expenses assumed and paid by the Adviser on behalf of the Value Fund whether previously paid or paid in the future by the Adviser.

     Set forth below is a comparative fee table showing the amount of fees and expenses payable under the Current Management Agreement and the amount of fees and expenses that would have been payable had the Amended Management Agreements been in effect during the fiscal year ended December 31, 1995.

                             COMPARATIVE FEE TABLES

ANNUAL OPERATING EXPENSES OF THE FUNDS FOR FISCAL YEAR ENDED DECEMBER 31, 1995 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                               CURRENT FEE TABLE

                                                                                  SHORT-TERM
                                                                                  GOVERNMENT
                                                    DAILY INCOME    SHORT-TERM    SECURITIES
                                                        FUND         BOND FUND       FUND       VALUE FUND
                                                    -------------   -----------   -----------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
Sales Load Imposed on Purchase...................       None           None          None          None
Sales Load Imposed on Reinvested Dividends.......       None           None          None          None
Deferred Sales Load Imposed on Redemptions.......       None           None          None          None
Redemption Fee...................................       None           None          None          None
Exchange Fee.....................................       None           None          None          None
ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE
  WAIVER OR ASSUMPTION (as a percentage of
  average daily net assets)
Investment Management Fee........................       .38%*          .37%*          0%*          .55%
12b-1 Fees.......................................       None           None          None          None
Other Expenses...................................       .37%           .38%          .75%          .29%
Total Fund Operating Expenses....................       .75%*          .75%*         .75%*         .84%*

---------------

* RE Advisers has agreed to assume all annual fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) ("Fund Operating Expenses") which in any year exceed .75% of the average daily net assets for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund, and 1.25% of the average daily net assets for the Value Fund. There were no fees waived for the Value Fund for the year ended December 31, 1995. The investment management fee expense prior to any fee waivers for the year ended December 31, 1995 was .50%, .49% and .50%, for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund, respectively. The total annual operating expenses prior to any fee waivers for the year ended December 31, 1995 was .87% and .86% for the Daily Income Fund and Short-Term Bond Fund, respectively. The total operating expenses before any fee waivers or reimbursements for the Short-Term Government Securities Fund for the year ending December 31, 1996 are estimated to be 3.50%.

EXAMPLES: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period**:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
        Daily Income Fund..............................................     $8        $24        $42        $ 93
        Short-Term Bond Fund...........................................     $8        $24        $42        $ 93
        Short-Term Government Securities Fund..........................     $8        $24         NA          NA
        Value Fund.....................................................     $8        $27        $46        $103

** There are no charges imposed upon redemption.

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

                               PROPOSED FEE TABLE

                                                                                  SHORT-TERM
                                                                                  GOVERNMENT
                                                    DAILY INCOME    SHORT-TERM    SECURITIES
                                                        FUND         BOND FUND       FUND       VALUE FUND
                                                    -------------   -----------   -----------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
Sales Load Imposed on Purchase...................       None           None          None          None
Sales Load Imposed on Reinvested Dividends.......       None           None          None          None
Deferred Sales Load Imposed on Redemptions.......       None           None          None          None
Redemption Fee...................................       None           None          None          None
Exchange Fee.....................................       None           None          None          None
ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE
  WAIVER OR ASSUMPTION (as a percentage of
  average daily net assets)
Investment Management Fee........................       .43%*          .37%*          0%*          .65%
12b-1 Fees.......................................       None           None          None          None
Other Expenses...................................       .37%           .38%          .75%          .29%
Total Fund Operating Expenses....................       .80%*          .75%*         .75%*         .94%*

---------------

* RE Advisers has agreed to assume all annual fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) ("Fund Operating Expenses") which in any year exceed .80% of the average daily net assets for the Daily Income Fund, .75% of the average daily net assets for the Short-Term Bond Fund and Short-Term Government Securities Fund, and 1.25% of the average daily net assets for the Value Fund. There were no fees waived for the Value Fund for the year ended December 31, 1995. The investment management fee expense prior to any fee waivers for the year ended December 31, 1995 was .50%, .60% and .45% for the Daily Income Fund, Short-Term Bond Fund, and Short-Term Government Securities Fund, respectively. The total annual operating expenses prior to any fee waivers for the year ended December 31, 1995 was .87% and .98% for the Daily Income Fund and Short-Term Bond Fund, respectively. The total operating expenses before any fee waivers or reimbursements for the Short-Term Government Securities Fund for the year ending December 31, 1996 are estimated to be 3.50%.

EXAMPLES: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period**:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
        Daily Income Fund..............................................    $  8       $26        $44        $ 99
        Short-Term Bond Fund...........................................    $  8       $24        $42        $ 93
        Short-Term Government Securities Fund..........................    $  8       $24         NA          NA
        Value Fund.....................................................    $ 10       $30        $52        $115

** There are no charges imposed upon redemption.

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

     Set forth below are: (i) the management fees of each Fund, expressed as a dollar amount for the Corporation's fiscal year ended December 31, 1995; (ii) the proposed management fee for each Fund, expressed as a dollar amount for such year, which assumes the Amended Management Agreements were in effect for such year; and (iii) the difference between the actual and proposed fee figures, expressed both as a dollar amount and as a percentage of the management fee for each Fund for such year.

            MANAGEMENT FEE & EXPENSE LIMITATION AGREEMENT COMPARISON

                                                                                 SHORT-TERM
                                                                                 GOVERNMENT
                                                   DAILY INCOME    SHORT-TERM    SECURITIES
                                                       FUND        BOND FUND        FUND       VALUE FUND
                                                   ------------    ----------    ----------    ----------
Current Fee:
Management Fee..................................     $227,457      $  282,944     $  4,919     $  654,453
Less Fees waived by Manager in Accordance With
  Existing Expense Limitation Agreement.........      (53,465)        (66,694)      (4,919)            --
                                                     ----------    ----------    ----------    ----------
Net Management Fee..............................      173,992         216,250            0        654,453
                                                     ----------    ----------    ----------    ----------
Proposed Fee:
Management Fee..................................      227,457         349,290        4,400        779,355
Less Fees Waived by Manager in Accordance With
  Revised Expense Limitation Agreement..........      (30,942)       (133,040)      (4,400)            --
                                                     ----------    ----------    ----------    ----------
Net Management Fee..............................      196,515         216,250            0        779,355
                                                     ----------    ----------    ----------    ----------
(Increase) Decrease in Net Management Fee.......     $(22,523)     $        0     $      0     $ (124,902)
                                                     ========      ==========     ========     ==========
Change as a Percentage of Net Current Management
  Fee...........................................           13%              0%           0%            19%
                                                     ========      ==========     ========     ==========

DESCRIPTION OF MANAGEMENT AGREEMENTS

     The Adviser currently serves as the Adviser for the Corporation pursuant to the Current Management Agreements dated September 17, 1990, for the Daily Income Fund and the Value Fund, dated August 27, 1991, for the Short-Term Bond Fund, and dated March 7, 1995 for the Short-Term Government Securities Fund. The Management Agreements for the Daily Income Fund and Value Fund were last submitted to a shareholder vote on April 18, 1991, and for the Short-Term Bond Fund on April 24, 1992. Continuance of the Current Management Agreements was approved by the Corporation's Board, including a majority of the directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Corporation or of the Adviser (the "Independent Directors"), on August 21, 1996. The Current Management Agreements will terminate upon shareholder approval of the Amended Management Agreements.

     Except for the proposed change in the management fee payable by the Corporation on behalf of the Funds to the Adviser, the terms of the Management Agreements are identical in all material respects. Under the Management Agreements, the Adviser is required to: (i) formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with the Funds' investment objectives, investment program, policies and restrictions, as they may be amended and updated from time to time to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Funds' assets in accordance with applicable law and the Funds' investment objectives, investment program, policies and restrictions, as provided in the Corporation's prospectus and statement of additional information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board may impose by notice in writing to the Adviser; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board as to certain matters involving the Funds' portfolio securities that are not in the nature of investment decisions;
(iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under the Management Agreements; (v) furnish the Board with periodic reports concerning the Adviser's economic outlook and investment strategy, as well as information concerning the Funds' portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Funds; and (vii) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions.

     Each of the Management Agreements also requires the Adviser to provide administrative services for the Fund, including: (i) providing such office facilities, furnishings and office equipment as are adequate to the Corporation's needs; (ii) providing the services of individuals competent to perform all of the Corporation's executive, administrative, compliance, and clerical functions that are not performed by or through employees or other persons or agents engaged by the Corporation; (iii) assisting the Corporation in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Corporation, including the Corporation's custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants and independent legal counsel, and monitoring the functions of such persons and agents, including, in particular, the accounting services agent in its valuation of the Fund's portfolio securities; (iv) authorizing and permitting the Adviser's directors, officers and employees who may be elected or appointed as directors or officers of the Corporation to serve in such capacities; (v) ensuring that all financial, accounting, corporate, and other records required to be maintained in accordance with applicable laws and regulations are so maintained, and that the Corporation's corporate existence will be maintained;
(vi) furnishing to or placing at the disposal of the Corporation such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Corporation may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Corporation; and (vii) assisting in the development and preparation of all reports and communications by the Corporation to the Fund's shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Corporation's shares under federal and state law.

     Under the Current Management Agreement for the Daily Income Fund, in return for its investment advisory and administrative services and expenses which the Adviser assumes, the Corporation pays the Adviser on a monthly basis compensation on behalf of the Daily Income Fund at the annual rate of 0.50% of the average daily net assets of the Daily Income Fund up to $100 million, 0.40% of the average daily net assets up to the next $100 million, 0.30% of the average daily net assets up to the next $300 million, and 0.25% of such assets in excess of $500 million. Under the Current Management Agreement for the Short-Term Bond Fund, in return for its investment advisory and administrative services and expenses which the Adviser assumes, the Corporation pays the Adviser on a monthly basis compensation on behalf of the Short-Term Bond Fund at the annual rate of 0.50% of the average daily net assets of the Short-Term Bond Fund up to $50 million, 0.40% of the average daily net assets up to the next $50 million, and 0.30% of such assets in excess of $100 million. Under the Current Management Agreement for the Short-Term Government Securities Fund, in return for its investment advisory and administrative services and expenses which the Adviser assumes, the Corporation pays the Adviser on a monthly basis compensation on behalf of the Short-Term Government Securities Fund at the annual rate of 0.50% of the average daily net assets of the Short-Term Government Securities Fund up to $50 million, 0.40% of the average daily net assets up to the next $50 million, and 0.30% of such assets in excess of $100 million. Under the Current Management Agreement for the Value Fund, in return for its investment advisory and administrative services and expenses which the Adviser assumes, the Corporation pays the Adviser on a monthly basis compensation on behalf of the Value Fund at the annual rate of 0.65% of the average daily net assets of the Value Fund up to $50 million, 0.50% of the average daily net assets up to the next $50 million, and 0.40% of such assets in excess of $100 million.

     Under each of the Management Agreements, expenses not expressly assumed by the Adviser are paid by the Corporation. The Management Agreements each list examples of expenses paid by the Corporation, of which the major categories relate to interest, taxes, fees to Independent Directors, legal and audit expenses, custodian, transfer agent and shareholder servicing expenses, pricing and portfolio valuation costs, certain printing and registration costs, share issuance and redemption costs, bonding and insurance expenses, and non-recurring expenses including litigation.

     The Adviser has agreed, as part of the Expense Limitation Agreement entered into with the Corporation with respect to each Fund, to assume as its own expense and reimburse the Fund for all Fund Operating Expenses, other than certain expenses that are capitalized and certain other non-recurring expenses, which in any fiscal year exceed 1.25% for the Value Fund and 0.75% for each of the other Funds (i.e., the Operating Expense Limit) of the average daily net assets of the Fund. If the Fund Operating Expenses for the Fund are less than the Operating Expense Limit and the assets of the Fund exceed $50 million, the Fund Operating Expenses previously assumed and paid by the Adviser on behalf of the Fund may be reimbursed by that Fund, provided that in doing so the Operating Expense Limit for the Fund is not exceeded and the period over which the reimbursements are made does not exceed five years from the date of the first such payment. As discussed above, the Adviser will continue the Expense Limitation Agreements at the existing Operating Expense Limit for each Fund, except that the Operating Expense Limit for the Daily Income Fund will be raised from 0.75% to 0.80%. In addition, the Expense Limitation Agreements will no longer provide for the reimbursement by the Funds of Operating Expenses assumed and paid by the Adviser.

     The Management Agreements contain identical provisions relating to the selection of broker-dealers for the Corporation's portfolio transactions. Under these agreements, portfolio decisions are based upon recommendations of the Adviser and the judgment of the portfolio managers. The Adviser's primary consideration when entering into securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Both agreements provide that portfolio transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed.

     The Amended Management Agreements each provide for a one year initial term, and that they shall continue in effect from year to year provided such continuance is approved at least annually in the manner required by the 1940 Act and that they may be terminated at any time by either party, without the payment of any penalty, on 60 days' prior notice in writing to the other party. Under each Management Agreement, in the case of termination by the Corporation, such action shall have been authorized by resolution of a majority of the Board who are not parties to such agreement or interested persons of such party, or by vote of a majority of the outstanding voting securities of the Fund.

REASONS FOR THE MANAGEMENT FEE CHANGES

     In the years since adoption of the Current Management Agreements, many events have occurred and continue to occur that are changing the mutual fund industry. Unanticipated costs have been incurred to maintain state of the art computer systems and other new technologies used in managing portfolios and researching proposed investments. In addition, shareholders have been expecting additional and enhanced administrative services, which the Adviser has provided. Increased regulatory requirements have increased costs as more time and effort is devoted to ensure compliance. Furthermore, the volatility of the financial system as a whole has required closer monitoring of portfolio securities. Consequently, the costs of managing mutual fund assets have increased and are likely to continue to increase because of rising costs of personnel and administrative services.

     In addition, the Adviser has increased services to shareholders by allocating additional staff to respond to shareholder inquiries and maintaining toll free lines for easy shareholder contact with the Adviser. Investment personnel of the Adviser are available and often discuss with shareholders Fund investment policy, outlook and overall strategy. The Adviser remains committed to maintaining a high level of shareholder satisfaction with its administrative and other services. Responding to shareholder needs, the Adviser has provided new shareholder options for investments and has enhanced available options for tax advantaged investments made through IRAs and pension accounts.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

     The Board, at a meeting held September 30, 1996, in approving the Amended Management Agreements, determined that the terms of the Amended Management Agreements, in particular the increase in the management fee payable to the Adviser for services rendered to the Funds, are fair and reasonable and in the best interest of the Corporation and its shareholders.

     In evaluating the proposal for each of the Funds, the Board, including the Independent Directors, with the advice and assistance of legal counsel, considered all factors they deemed relevant. These factors included: (i) the nature, quality and extent of the services rendered; (ii) the impact of the proposed fee increase and expense limitation on the Fund's expense ratio; (iii) the investment record of the Adviser in managing the Fund; (iv) the increased cost and complexity of providing the administrative services described above with respect to the Fund; (v) the Adviser's need to maintain and enhance its ability to retain and attract capable personnel to serve the Corporation; (vi) the revenues and expenses of the Adviser in connection with the performance of services under the Amended Management Agreement; (vii) possible benefits which the Adviser and its affiliates may derive from the Adviser's relationship with the Corporation; and (viii) comparative information respecting fees and expenses incurred by other similar investment companies.

     In evaluating the Amended Management Agreements, the Board relied on their ongoing review of the Adviser's activities on behalf of the Corporation and were also provided with extensive additional specific data and analyses by the Adviser. The Board considered information obtained by Lipper Analytical Services, Inc., Morningstar Mutual Funds and other financial publishers, relating to investment management fees and total expenses paid by other investment companies comparable to the Corporation and compared the investment performance of the Fund with its relevant securities index and similar funds managed by other advisers.

     The Board focused in particular on the nature and magnitude of the expenses incurred by the Adviser in managing and administering the Funds and the effect on the Funds of the Adviser's expenditures, both past and future. In this regard, the Board considered the need for increased expenditures on the Adviser's part to adequately address the investment and other services provided to shareholders. In addition, the Board evaluated the effect that implementation of the Amended Management Agreements would have on the Adviser's profitability and on the expense ratio of each Fund.

     While considering all of these factors, the Board placed particular importance on the level of service provided by the Adviser to the Funds' shareholders and the need to maintain that level of service in the future. The Board weighed the fee proposals for each Fund with the level of service provided to the Fund, compared them with the fees and expenses incurred by other similar investment companies and found they compared favorably. The Board also felt the level of the proposed fee increase did not significantly affect the expense ratio of the Fund, as compared to similar investment companies and considering the level of service provided by the Adviser and the expense limitations.

     Based upon their review, the Directors who are not interested persons of the Corporation concluded that adoption of the Amended Management Agreements would, with respect to each Fund, assure the continued receipt of high quality portfolio management and administrative services at a fair and reasonable fee. Accordingly, the Independent Directors unanimously concluded that adoption of the Amended Management Agreements was in the best interest of each Fund and its shareholders.

CONCLUSION

     FOR THE REASONS STATED ABOVE, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDED MANAGEMENT AGREEMENT FOR EACH FUND.

INFORMATION ABOUT THE ADVISER

     The Adviser is a corporation organized in the Commonwealth of Virginia, and is a wholly owned subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly-owned by National Rural Electric Cooperative Association (NRECA), a non-profit membership organization whose members provide electric light and power and other services to more than 25 million people in 46 states. The Adviser and these affiliates are located at 4301 Wilson Boulevard, Arlington, VA 22203, and the Adviser's executive officers have their business address at that location. The names and principal occupations of the principal executive officer and each director of the Adviser are as follows:

                          NAME                                       POSITION WITH ADVISER
---------------------------------------------------------   ---------------------------------------
Anthony C. Williams......................................   President and Director
     Director, Retirement, Safety and Insurance
     Department, NRECA
Peter R. Morris..........................................   Vice President and Director
     Executive Director, Investments, NRECA
Stuart E. Teach..........................................   Secretary, Treasurer and Director
     Senior Equity Portfolio Manager, NRECA

     The names and positions of the directors and officers of the Corporation who are also directors, officers or employees of the Adviser are as follows:

                          NAME                                     POSITION WITH CORPORATION
---------------------------------------------------------   ---------------------------------------
Anthony C. Williams......................................   President and Director
Peter R. Morris..........................................   Secretary, Treasurer and Director

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP

     As of October 25, 1996 (the "Record Date"), there were 55,908,174 shares of the Daily Income Fund outstanding, 14,895,760 shares of the Short-Term Bond Fund outstanding, 1,414,948 shares of the Short-Term Government Securities Fund outstanding and 10,644,223 shares of the Value Fund outstanding. As of the Record Date, there were no beneficial or record owners of 5% or more of the shares of any Fund.

VOTING

     Approval of the Amended Management Agreements (Proposal No. 1) by each Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.

     If a Fund approves the proposal, the Amended Management Agreement will become effective for that Fund on December 1, 1996. Should a Fund not approve the proposal, the Current Management Agreement will remain in effect for the Fund and the Board will consider alternative actions, including further solicitation of voting instructions from shareholders.

RECEIPT OF SHAREHOLDER PROPOSALS

     Notwithstanding the approval or disapproval of the proposal described above, as in the past, the Directors do not intend to hold regular annual meetings of shareholders of the Corporation. If a shareholder wishes to present a proposal to be included in the proxy statement of the next meeting of shareholders of a Fund, such proposal must be received by the Corporation a reasonable time before the solicitation is to be made. The Directors will call meetings of shareholders of a Fund as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Fund or to remove directors) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

     The Corporation will furnish, without charge, copies of its Annual Report for the year ended December 31, 1995 and Semi-Annual Report dated June 30, 1996 to a shareholder upon request. Such requests should be made to Homestead Funds, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899, or by calling (800) 258-3030. The reports will be sent by first class mail within three business days of receipt of the request.

OTHER BUSINESS

     The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed voting instruction form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of the persons named as proxies to vote in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Anthony C. Williams, Chairman of the
                                          Board

                        INVESTMENT MANAGEMENT AGREEMENT

     Investment Management Agreement, made as of the first day of        , 1996,
by and between Homestead Funds, Inc., a Maryland corporation (the "Company"), on behalf of the Daily Income Fund (the "Fund"), and RE Advisers Corporation, a Virginia corporation (the "Investment Manager").

     WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is a series type investment company currently consisting of four series, the Daily Income Fund, the Value Fund, the Short-Term Bond Fund and the Short-Term Government Securities Fund, each with its own investment program, policies, and investment objectives, and restrictions; and

     WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company retained the Investment Manager pursuant to an Investment Management Agreement dated as of September 17, 1990 and desires to continue to retain the Investment Manager to render investment management services (i.e. investment advisory and administrative services) to it on behalf of the Fund in the manner and on the terms and conditions hereinafter set forth, amending and restating the Investment Management Agreement dated as of September 17, 1990;

NOW THEREFORE, the parties hereto agree as follows:

     1. Duties and Responsibilities of the Investment Manager.

          1.1 Investment Advisory Services. The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company's Board of Directors, provide the following investment advisory services: (i) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, investment program, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (v) furnish the Board of Directors with periodic reports concerning the Investment Manager's economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligers, or guarantors of money market and debt securities utilized by the Fund; and
     (vii) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund's use, and otherwise trade in any money market instruments' bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or Issuers.

          1.2 Administrative services. In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company's business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

             1.2.1 Office and Other Facilities. Furnish, without cost to the company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company's needs.

             1.2.2 Personnel. Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company's executive, administrative, compliance, and clerical functions that are not performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

             1.2.3 Agents. Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company's custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund's portfolio securities.

             1.2.4 Directors and Officers. Authorize and permit the Investment Manager's directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

             1.2.5 Books and Records. Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company's corporate existence will be maintained.

             1.2.6 Reports to the Company. Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

             1.2.7 Reports and Filings. Assist in the development and preparation of all reports and communications by the Company to the Fund's shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company's shares under federal and state law.

     2. Allocation of Expenses.

          2.1 Expenses Paid by Investment Manager.

             2.1.1 Salaries and Fees of Directors and Officers. As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

             2.1.2 Waiver or Assumption and Reimbursement of the Company's Expenses by Investment Manager. The Waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

             2.1.3 Organizational Expenses. The Investment Manager shall pay or assume all organizational expenses of the Company.

          2.2 Expenses paid by the Company. The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

             2.2.1 Custody and Accounting services. All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund's cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

             2.2.2 Transfer Agency, shareholder servicing, and Dividend Disbursement. All costs of establishing maintaining, and servicing accounts of shareholders of the Fund, including the Fund's proportionate share of all fees and expenses of the Company's transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the company shall reimburse the Investment Manager and charge to the Fund the Fund's proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

             2.2.3 Shareholder Reports. All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

             2.2.4 Prospectuses. All cost of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company's Prospectus and Statement of Additional Information and any supplements thereto.

             2.2.5 Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefor.

             2.2.6 Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund's shares or value the Fund's assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

             2.2.7 Communications. All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

             2.2.8 Independent Legal and Accounting Fees. The Fund's proportionate share of all charges for services and expenses of the Company's independent legal counsel and independent accountants.

             2.2.9 Directors' Fees and Expenses. The Fund's proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

             2.2.10 Federal Registration Fees. The Fund's proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund's shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

             2.2.11 State Registration Fees. The Funds proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund's shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

             2.2.12 Issue, Redemption and Transfer of the Fund's Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund's shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

             2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

             2.2.14 Brokerage Commissions. All brokers' commissions, if any, and other charges incident to the purchase or sale of the Fund's portfolio securities.

             2.2.15 Taxes. The fund's proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

             2.2.16 Trade Association Fees. The Fund's of all fees, dues and other proportionate share expenses incurred in connection with the Company's trade association or other membership in any investment organization.

             2.2.17 Nonrecurring and Extraordinary Expenses. The Fund's proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

     3. Management Fees.

          3.1 Compensation. The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

             3.1.1 Rate. The fees with respect to the Fund shall be at the following annualized rates: .50% of average daily net assets.

             3.1.2 Method of Computation. The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager on the first business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company's Prospectus as of the close of business on the previous business day on which the Company was open for business.

             3.1.3 Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     4. Brokerage. Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company's Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a broker-dealer which furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Acted")) a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

     5. Investment Manager's Use of the Services of Others. The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Company with (i) such statistical and other factual information; (ii) such advice regarding economic factors and trends; (iii) such advice as to occasional transactions in specific securities; (iv) or such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge of the Investment Manager's overall responsibilities with respect to the other accounts which it serves as an investment manager.

     6. Ownership of Records. All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

     7. Reports to Investment Manager. The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

     9. Limitation of Liability of Investment Manager. Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manger or any such persons of the duties of the Investment Manager under this Agreement.

     10. Term of Agreement. This Agreement is an amendment and restatement of the Investment Management Agreement dated as of September 17, 1990 and shall have a term of 12 months beginning on the first day of the month following the affirmative vote of a majority of the outstanding voting securities of the Fund approving this Agreement. This Agreement shall thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not "interested persons" (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     11. Amendment and Assignment of Agreement. This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

     13. Miscellaneous.

          13.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.2 Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

          13.3 Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", "assignment", and "affiliated person" shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

ATTEST:                                       HOMESTEAD FUNDS, INC.
                                              on behalf of the Daily Income Fund


                                              By:
--------------------------                       -------------------------------
Secretary

ATTEST:                                       RE ADVISERS CORPORATION


                                              By:
--------------------------                       -------------------------------
Secretary

                        INVESTMENT MANAGEMENT AGREEMENT

     Investment Management Agreement, made as of the first day of        , 1996,
by and between Homestead Funds, Inc., a Maryland corporation (the "Company"), on behalf of the Short-Term Bond Fund (the "Fund"), and RE Advisers Corporation, a Virginia corporation (the "Investment Manager").

     WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is a series type investment company currently consisting of four series, the Daily Income Fund, the Value Fund, the Short-Term Bond Fund and the Short-Term Government Securities Fund, each with its own investment program, policies, and investment objectives, and restrictions; and

     WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company retained the Investment Manager pursuant to an Investment Management Agreement dated as of August 27, 1991 and desires to continue to retain the Investment Manager to render investment management services (i.e. investment advisory and administrative services) to it on behalf of the Fund in the manner and on the terms and conditions hereinafter set forth, amending and restating the Investment Management Agreement dated as of August 27, 1991;

NOW THEREFORE, the parties hereto agree as follows:

     1. Duties and Responsibilities of the Investment Manager.

          1.1 Investment Advisory Services. The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company's Board of Directors, provide the following investment advisory services: (i) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, investment program, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (v) furnish the Board of Directors with periodic reports concerning the Investment Manager's economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligers, or guarantors of money market and debt securities utilized by the Fund; and
     (vii) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund's use, and otherwise trade in any money market instruments' bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or issuers.

          1.2 Administrative services. In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company's business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

             1.2.1 Office and Other Facilities. Furnish, without cost to the company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company's needs.

             1.2.2 Personnel. Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company's executive, administrative, compliance, and clerical functions that are not performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

             1.2.3 Agents. Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company's custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund's portfolio securities.

             1.2.4 Directors and Officers. Authorize and permit the Investment Manager's directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

             1.2.5 Books and Records. Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company's corporate existence will be maintained.

             1.2.6 Reports to the Company. Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

             1.2.7 Reports and Filings. Assist in the development and preparation of all reports and communications by the Company to the Fund's shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company's shares under federal and state law.

     2. Allocation of Expenses.

          2.1 Expenses Paid by Investment Manager.

             2.1.1 Salaries and Fees of Directors and Officers. As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

             2.1.2 Waiver or Assumption and Reimbursement of the Company's Expenses by Investment Manager. The Waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

             2.1.3 Organizational Expenses. The Investment Manager shall pay or assume all organizational expenses of the Company.

          2.2 Expenses paid by the Company. The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

             2.2.1 Custody and Accounting services. All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund's cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

             2.2.2 Transfer Agency, shareholder servicing, and Dividend Disbursement. All costs of establishing, maintaining, and servicing accounts of shareholders of the Fund, including the Fund's proportionate share of all fees and expenses of the Company's transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the company shall reimburse the Investment Manager and charge to the Fund the Fund's proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

             2.2.3 Shareholder Reports. All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

             2.2.4 Prospectuses. All cost of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company's Prospectus and Statement of Additional Information and any supplements thereto.

             2.2.5 Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefor.

             2.2.6 Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund's shares or value the Fund's assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

             2.2.7 Communications. All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

             2.2.8 Independent Legal and Accounting Fees. The Fund's proportionate share of all charges for services and expenses of the Company's independent legal counsel and independent accountants.

             2.2.9 Directors' Fees and Expenses. The Fund's proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

             2.2.10 Federal Registration Fees. The Fund's proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund's shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

             2.2.11 State Registration Fees. The Funds' proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund's shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

             2.2.12 Issue, Redemption and Transfer of the Fund's Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund's shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

             2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

             2.2.14 Brokerage Commissions. All brokers' commissions, if any, and other charges incident to the purchase or sale of the Fund's portfolio securities.

             2.2.15 Taxes. The fund's proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

             2.2.16 Trade Association Fees. The Fund's of all fees, dues and other proportionate share expenses incurred in connection with the Company's trade association or other membership in any investment organization.

             2.2.17 Nonrecurring and Extraordinary Expenses. The Fund's proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

     3. Management Fees.

          3.1 Compensation. The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

             3.1.1 Rate. The fees with respect to the Fund shall be at the following annualized rates: .60% of average daily net assets.

             3.1.2 Method of Computation. The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager on the first business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company's Prospectus as of the close of business on the previous business day on which the Company was open for business.

             3.1.3 Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     4. Brokerage. Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company's Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a broker-dealer which furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Acted")) a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

     5. Investment Manager's Use of the Services of Others. The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Company with (i) such statistical and other factual information; (ii) such advice regarding economic factors and trends; (iii) such advice as to occasional transactions in specific securities; (iv) or such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge of the Investment Manager's overall responsibilities with respect to the other accounts which it serves as an investment manager.

     6. Ownership of Records. All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

     7. Reports to Investment Manager. The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

     9. Limitation of Liability of Investment Manager. Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manger or any such persons of the duties of the Investment Manager under this Agreement.

     10. Term of Agreement. This Agreement is an amendment and restatement of the Investment Management Agreement dated as of August 27, 1991 and shall have a term of 12 months beginning on the first day of the month following the affirmative vote of a majority of the outstanding voting securities of the Fund approving this Agreement. This Agreement shall thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not "interested persons" (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     11. Amendment and Assignment of Agreement. This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

     13. Miscellaneous.

          13.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.2 Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

          13.3 Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", "assignment", and "affiliated person" shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

ATTEST:                                 HOMESTEAD FUNDS, INC.
                                        on behalf of the Short-Term Bond Fund

                                        By:
------------------------------             -----------------------------------
Secretary

ATTEST:                                 RE ADVISERS CORPORATION


                                        By:
------------------------------             -----------------------------------
Secretary

                        INVESTMENT MANAGEMENT AGREEMENT

     Investment Management Agreement, made as of the first day of        , 1996,
by and between Homestead Funds, Inc., a Maryland corporation (the "Company"), on behalf of the Short-Term Government Securities Fund (the "Fund"), and RE Advisers Corporation, a Virginia corporation (the "Investment Manager").

     WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is a series type investment company currently consisting of four series, the Daily Income Fund, the Value Fund, the Short-Term Bond Fund and the Short-Term Government Securities Fund, each with its own investment program, policies, and investment objectives, and restrictions; and

     WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company retained the Investment Manager pursuant to an Investment Management Agreement dated as of March 7, 1995 and desires to continue to retain the Investment Manager to render investment management services (i.e. investment advisory and administrative services) to it on behalf of the Fund in the manner and on the terms and conditions hereinafter set forth, amending and restating the Investment Management Agreement dated as of March 7, 1995;

NOW THEREFORE, the parties hereto agree as follows:

     1. Duties and Responsibilities of the Investment Manager.

          1.1 Investment Advisory Services. The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company's Board of Directors, provide the following investment advisory services: (i) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, investment program, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (v) furnish the Board of Directors with periodic reports concerning the Investment Manager's economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligers, or guarantors of money market and debt securities utilized by the Fund; and
     (vii) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund's use, and otherwise trade in any money market instruments' bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or Issuers.

          1.2 Administrative services. In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company's business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

             1.2.1 Office and Other Facilities. Furnish, without cost to the company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company's needs.

             1.2.2 Personnel. Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company's executive, administrative, compliance, and clerical functions that are not performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

             1.2.3 Agents. Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company's custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund's portfolio securities.

             1.2.4 Directors and Officers. Authorize and permit the Investment Manager's directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

             1.2.5 Books and Records. Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company's corporate existence will be maintained.

             1.2.6 Reports to the Company. Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

             1.2.7 Reports and Filings. Assist in the development and preparation of all reports and communications by the Company to the Fund's shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company's shares under federal and state law.

     2. Allocation of Expenses.

          2.1 Expenses Paid by Investment Manager.

             2.1.1 Salaries and Fees of Directors and Officers. As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

             2.1.2 Waiver or Assumption and Reimbursement of the Company's Expenses by Investment Manager. The Waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

             2.1.3 Organizational Expenses. The Investment Manager shall pay or assume all organizational expenses of the Company.

          2.2 Expenses paid by the Company. The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

             2.2.1 Custody and Accounting services. All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund's cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

             2.2.2 Transfer Agency, shareholder servicing, and Dividend Disbursement. All costs of establishing maintaining, and servicing accounts of shareholders of the Fund, including the Fund's proportionate share of all fees and expenses of the Company's transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the company shall reimburse the Investment Manager and charge to the Fund the Fund's proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

             2.2.3 Shareholder Reports. All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

             2.2.4 Prospectuses. All cost of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company's Prospectus and Statement of Additional Information and any supplements thereto.

             2.2.5 Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefor.

             2.2.6 Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund's shares or value the Fund's assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

             2.2.7 Communications. All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

             2.2.8 Independent Legal and Accounting Fees. The Fund's proportionate share of all charges for services and expenses of the Company's independent legal counsel and independent accountants.

             2.2.9 Directors' Fees and Expenses. The Fund's proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

             2.2.10 Federal Registration Fees. The Fund's proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund's shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

             2.2.11 State Registration Fees. The Funds proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund's shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

             2.2.12 Issue, Redemption and Transfer of the Fund's Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund's shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

             2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

             2.2.14 Brokerage Commissions. All brokers' commissions, if any, and other charges incident to the purchase or sale of the Fund's portfolio securities.

             2.2.15 Taxes. The fund's proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

             2.2.16 Trade Association Fees. The Fund's of all fees, dues and other proportionate share expenses incurred in connection with the Company's trade association or other membership in any investment organization.

             2.2.17 Nonrecurring and Extraordinary Expenses. The Fund's proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

     3. Management Fees.

          3.1 Compensation. The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

             3.1.1 Rate. The fees with respect to the Fund shall be at the following annualized rates: .45% of average daily net assets.

             3.1.2 Method of Computation. The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager on the first business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company's Prospectus as of the close of business on the previous business day on which the Company was open for business.

             3.1.3 Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     4. Brokerage. Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company's Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a broker-dealer which furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Acted")) a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

     5. Investment Manager's Use of the Services of Others. The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Company with (i) such statistical and other factual information; (ii) such advice regarding economic factors and trends; (iii) such advice as to occasional transactions in specific securities; (iv) or such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge of the Investment Manager's overall responsibilities with respect to the other accounts which it serves as an investment manager.

     6. Ownership of Records. All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

     7. Reports to Investment Manager. The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

     9. Limitation of Liability of Investment Manager. Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manager or any such persons of the duties of the Investment Manager under this Agreement.

     10. Term of Agreement. This Agreement is an amendment and restatement of the Investment Management Agreement dated as of March 7, 1995 and shall have a term of 12 months beginning on the first day of the month following the affirmative vote of a majority of the outstanding voting securities of the Fund approving this Agreement. This Agreement shall thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not

"interested persons" (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     11. Amendment and Assignment of Agreement. This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

     13. Miscellaneous.

          13.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.2 Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

          13.3 Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", "assignment", and "affiliated person" shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

ATTEST:                                       HOMESTEAD FUNDS, INC.
                                              on behalf of the Short-Term
                                              Government Securities Fund


                                              By:
--------------------------                       ----------------------------
Secretary


ATTEST:                                       RE ADVISERS CORPORATION


                                              By:
--------------------------                       ----------------------------
Secretary

                        INVESTMENT MANAGEMENT AGREEMENT

     Investment Management Agreement, made as of the first day of        , 1996,
by and between Homestead Funds, Inc., a Maryland corporation (the "Company"), on behalf of the Value Fund (the "Fund"), and RE Advisers Corporation, a Virginia corporation (the "Investment Manager").

     WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is a series type investment company currently consisting of four series, the Daily Income Fund, the Value Fund, the Short-Term Bond Fund and the Short-Term Government Securities Fund, each with its own investment program, policies, and investment objectives, and restrictions; and

     WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Company retained the Investment Manager pursuant to an Investment Management Agreement dated as of September 17, 1990 and desires to continue to retain the Investment Manager to render investment management services (i.e. investment advisory and administrative services) to it on behalf of the Fund in the manner and on the terms and conditions hereinafter set forth, amending and restating the Investment Management Agreement dated as of September 17, 1990;

NOW THEREFORE, the parties hereto agree as follows:

     1. Duties and Responsibilities of the Investment Manager.

          1.1 Investment Advisory Services. The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company's Board of Directors, provide the following investment advisory services: (i) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, investment program, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (v) furnish the Board of Directors with periodic reports concerning the Investment Manager's economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligers, or guarantors of money market and debt securities utilized by the Fund; and
     (vii) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund's use, and otherwise trade in any money market instruments' bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or issuers.

          1.2 Administrative services. In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company's business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

             1.2.1 Office and Other Facilities. Furnish, without cost to the company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company's needs.

             1.2.2 Personnel. Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company's executive, administrative, compliance, and clerical functions that are not performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

             1.2.3 Agents. Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company's custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund's portfolio securities.

             1.2.4 Directors and Officers. Authorize and permit the Investment Manager's directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

             1.2.5 Books and Records. Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company's corporate existence will be maintained.

             1.2.6 Reports to the Company. Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

             1.2.7 Reports and Filings. Assist in the development and preparation of all reports and communications by the Company to the Fund's shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company's shares under federal and state law.

     2. Allocation of Expenses.

          2.1 Expenses Paid by Investment Manager.

             2.1.1 Salaries and Fees of Directors and Officers. As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

             2.1.2 Waiver or Assumption and Reimbursement of the Company's Expenses by Investment Manager. The Waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

             2.1.3 Organizational Expenses. The Investment Manager shall pay or assume all organizational expenses of the Company.

          2.2 Expenses paid by the Company. The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

             2.2.1 Custody and Accounting services. All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund's cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

             2.2.2 Transfer Agency, shareholder servicing, and Dividend Disbursement. All costs of establishing maintaining, and servicing accounts of shareholders of the Fund, including the Fund's proportionate share of all fees and expenses of the Company's transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the company shall reimburse the Investment Manager and charge to the Fund the Fund's proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

             2.2.3 Shareholder Reports. All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

             2.2.4 Prospectuses. All cost of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company's Prospectus and Statement of Additional Information and any supplements thereto.

             2.2.5 Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefor.

             2.2.6 Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund's shares or value the Fund's assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

             2.2.7 Communications. All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

             2.2.8 Independent Legal and Accounting Fees. The Fund's proportionate share of all charges for services and expenses of the Company's independent legal counsel and independent accountants.

             2.2.9 Directors' Fees and Expenses. The Fund's proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

             2.2.10 Federal Registration Fees. The Fund's proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund's shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

             2.2.11 State Registration Fees. The Funds proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund's shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

             2.2.12 Issue, Redemption and Transfer of the Fund's Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund's shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

             2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

             2.2.14 Brokerage Commissions. All brokers' commissions, if any, and other charges incident to the purchase or sale of the Fund's portfolio securities.

             2.2.15 Taxes. The fund's proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

             2.2.16 Trade Association Fees. The Fund's of all fees, dues and other proportionate share expenses incurred in connection with the Company's trade association or other membership in any investment organization.

             2.2.17 Nonrecurring and Extraordinary Expenses. The Fund's proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

     3. Management Fees.

          3.1 Compensation. The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

             3.1.1 Rate. The fees with respect to the Fund shall be at the following annualized rates: .65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million.

             3.1.2 Method of Computation. The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager on the first business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company's Prospectus as of the close of business on the previous business day on which the Company was open for business.

             3.1.3 Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     4. Brokerage. Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company's Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a broker-dealer which furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Acted")) a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

     5. Investment Manager's Use of the Services of Others. The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Company with (i) such statistical and other factual information; (ii) such advice regarding economic factors and trends; (iii) such advice as to occasional transactions in specific securities; (iv) or such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge of the Investment Manager's overall responsibilities with respect to the other accounts which it serves as an investment manager.

     6. Ownership of Records. All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

     7. Reports to Investment Manager. The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

     9. Limitation of Liability of Investment Manager. Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manger or any such persons of the duties of the Investment Manager under this Agreement.

     10. Term of Agreement. This Agreement is an amendment and restatement of the Investment Management Agreement dated as of September 17, 1990 and shall have a term of 12 months beginning on the first day of the month following the affirmative vote of a majority of the outstanding voting securities of the Fund approving this Agreement. This Agreement shall thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not "interested persons" (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     11. Amendment and Assignment of Agreement. This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     12. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

     13. Miscellaneous.

          13.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.2 Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

          13.3 Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", "assignment", and "affiliated person" shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

ATTEST:                                       HOMESTEAD FUNDS, INC.
                                              on behalf of the Value Fund


                                              By:
-----------------------                          ----------------------------
Secretary


ATTEST:                                       RE ADVISERS CORPORATION


                                              By:
-----------------------                          ----------------------------
Secretary

Daily Income Fund of
Homestead Funds, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, hereby appoints Anthony C. Williams and Peter R. Morris, as proxies, each with full power of substitution, to vote all shares of the Daily Income Fund series of Homestead Funds, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the office of the Fund at 4301 Wilson Boulevard, Arlington, Virginia, on November 25, 1996 at 9:30 a.m. and at any adjournments thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated November 4, 1996 is hereby acknowledged.

PROPOSALS:

1) To approve or disapprove an amendment to the Investment Management Agreement between the Fund and RE Advisers Corporation on behalf of the Daily Income Fund.

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

If no specification is given on a returned Proxy, this Proxy will be voted for Proposal 1.



PROPOSAL 1:                     FOR      AGAINST      ABSTAIN
                            ---      ---          ---


Dated:                     ,1996
      ---------------------

--------------------------------

--------------------------------
Signature(s) of shareholder(s)

Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney or guardian, please so indicate and provide your title as such. Corporate and partnership proxies should be signed in the name of the corporation or partnership, using the full name of such, by an authorized person indicating the person's title.

Short-Term Bond Fund of
Homestead Funds, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, hereby appoints Anthony C. Williams and Peter R. Morris, as proxies, each with full power of substitution, to vote all shares of the Short-Term Bond Fund series of Homestead Funds, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the office of the Fund at 4301 Wilson Boulevard, Arlington, Virginia, on November 25, 1996 at 9:30 a.m. and at any adjournments thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated November 4, 1996 is hereby acknowledged.

PROPOSALS:

1) To approve or disapprove an amendment to the Investment Management Agreement between the Fund and RE Advisers Corporation on behalf of the Short-Term Bond Fund.

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

If no specification is given on a returned Proxy, this Proxy will be voted for Proposal 1.



PROPOSAL 1:                     FOR      AGAINST      ABSTAIN
                            ---      ---          ---


Dated:                     ,1996
      ---------------------

--------------------------------

--------------------------------
Signature(s) of shareholder(s)

Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney or guardian, please so indicate and provide your title as such. Corporate and partnership proxies should be signed in the name of the corporation or partnership, using the full name of such, by an authorized person indicating the person's title.

Short-Term Government Securities Fund of
Homestead Funds, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, hereby appoints Anthony C. Williams and Peter R. Morris, as proxies, each with full power of substitution, to vote all shares of the Short-Term Government Securities Fund series of Homestead Funds, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the office of the Fund at 4301 Wilson Boulevard, Arlington, Virginia, on November 25, 1996 at 9:30 a.m. and at any adjournments thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated November 4, 1996 is hereby acknowledged.

PROPOSALS:

1) To approve or disapprove an amendment to the Investment Management Agreement between the Fund and RE Advisers Corporation on behalf of the Short-Term Government Securities Fund.

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

If no specification is given on a returned Proxy, this Proxy will be voted for Proposal 1.



PROPOSAL 1:                     FOR      AGAINST      ABSTAIN
                            ---      ---          ---


Dated:                     ,1996
      ---------------------

--------------------------------

--------------------------------
Signature(s) of shareholder(s)

Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney or guardian, please so indicate and provide your title as such. Corporate and partnership proxies should be signed in the name of the corporation or partnership, using the full name of such, by an authorized person indicating the person's title.

Value Fund of
Homestead Funds, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, hereby appoints Anthony C. Williams and Peter R. Morris, as proxies, each with full power of substitution, to vote all shares of the Value Fund series of Homestead Funds, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the office of the Fund at 4301 Wilson Boulevard, Arlington, Virginia, on November 25, 1996 at 9:30 a.m. and at any adjournments thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated November 4, 1996 is hereby acknowledged.

PROPOSALS:

1) To approve or disapprove an amendment to the Investment Management Agreement between the Fund and RE Advisers Corporation on behalf of the Value Fund.

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

If no specification is given on a returned Proxy, this Proxy will be voted for Proposal 1.



PROPOSAL 1:                     FOR      AGAINST      ABSTAIN
                            ---      ---          ---


Dated:                     ,1996
      ---------------------

--------------------------------

--------------------------------
Signature(s) of shareholder(s)

Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney or guardian, please so indicate and provide your title as such. Corporate and partnership proxies should be signed in the name of the corporation or partnership, using the full name of such, by an authorized person indicating the person's title.